UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2006

China BAK Battery, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-49712	86-0442833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street Kuichong Town, Longgang District Shenzhen, Peoples Republic of China	518119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (86-755) 8977-0093

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

          On February 21, 2006, China BAK Battery, Inc. (the “Company”) presented the materials attached hereto as Exhibit 99.1 at a conference.

          The conference presentation contains certain statements that may include “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact are “forward-looking statements” including statements regarding China BAK Battery, Inc. and its subsidiary companies business strategy, plans and objective and statements of non-historical information.  These forward looking statements are often identified by the use of forward-looking terminology such as “believes,” “expects,” “anticipates” or similar expressions, involve known and unknown risks and uncertainties.  These forward looking statements include without limitation, that the Company believes the market for lithium ion batteries is growing at an estimated 20% annual rate globally and at an estimated 30% annual rate in China, the Company’s belief that the replacement cell phone market in China will grow by 250 million subscribers over the next 5 years, and that the Company estimates net income of $24 million in fiscal 2006.  Although China BAK Battery, Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect including without limitation that: the Company’s net income for fiscal year 2006 may not be the same as its estimated amount, the Company may not achieve qualification with other OEMs, the Company’s new OEM relationship may not result in increased sales and the Company’s relationships with A123 Systems may not result in the production of a commercially produceable product or that the Company will achieve significant sales. You should not place undue reli ance on these forward-looking statements, which speak only as of the date of this press release. China BAK Battery, Inc.’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in China BAK Battery, Inc.’s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to China BAK Battery, Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, China BAK Battery, Inc. does not assume a duty to update these forward-looking statements.

          The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

          (d)          Exhibits

                        The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

                        99.1           Conference presentation by China BAK Battery, Inc. on February 21, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: February 21, 2006	By:	/s/ Yongbin Han

Yongbin Han
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Conference presentation by China BAK Battery, Inc. on February 21, 2006.